Supplement to the
Fidelity® Select Portfolios®
Financials Sector
April 29, 2019
Prospectus

The following information replaces similar information for Financial Services Portfolio found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.

Christopher Lee (co-manager) has managed the fund since May 2013.

Matt Reed (co-manager) has managed the fund since June 2019.

It is expected that Mr. Lee will transition off of the fund effective on or about September 30, 2019. At that time, Mr. Reed will assume sole portfolio manager responsibilities for the fund.

The following information replaces the biographical information for Financial Services Portfolio found in the "Fund Management" section under the "Portfolio Manager(s)" heading.

Christopher Lee is co-manager of Financial Services Portfolio, which he has managed since May 2013. He also manages other funds. Since joining Fidelity Investments in 2004, Mr. Lee has worked as a research analyst and portfolio manager.

Matt Reed is co-manager of Financial Services Portfolio, which he has managed since June 2019. He also manages other funds. Since joining Fidelity Investments in 2008, Mr. Reed has worked as a research analyst and portfolio manager.

It is expected that Mr. Lee will transition off of Financial Services Portfolio effective on or about September 30, 2019. At that time, Mr. Reed will assume sole portfolio manager responsibilities for the fund.

SELFIN-19-02 1.916419.129	June 1, 2019